                         ANNUAL REPORT / OCTOBER 31 2000

                         AIM GLOBAL INFRASTRUCTURE FUND

                                  [COVER IMAGE]

                             [AIM LOGO APPEARS HERE]

                            --Registered Trademark--

                                  [COVER IMAGE]

                      -------------------------------------

                      L'ECLUSE DE LA MONNAIE BY PAUL SIGNAC

            THROUGHOUT HISTORY, MAJOR INFRASTRUCTURE PROJECTS SUCH AS

        BRIDGES, CANALS AND ROADS HAVE BEEN VITAL TO A NATION'S SUCCESS.

             NOW, THE DEFINITION OF "INFRASTRUCTURE" HAS EXPANDED TO

          INCLUDE TELECOMMUNICATIONS, ELECTRICITY AND HIGH TECHNOLOGY--

             THE INTANGIBLE BRICKS AND MORTAR OF THE MODERN ECONOMY.

                      -------------------------------------

AIM Global Infrastructure Fund is for shareholders who seek long-term growth of capital. The fund invests in equity securities of companies in established and emerging economies throughout the world that design, develop or provide products and services necessary for creating and maintaining a country's infrastructure.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:
o AIM Global Infrastructure Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.
o Had the advisor not waived fees and expenses during the fiscal year, returns would have been lower.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and class expenses.
o The fund's average annual total returns (including sales charges) for the period ended 9/30/00 (the most recent calendar quarter-end) are as follows. Class A shares, one year, 39.22%; five years, 13.60%; inception (5/31/94), 12.46%. Class B shares, one year, 40.36%; five years, 13.90%; inception (5/31/94), 12.76%. Class C shares, one year, 44.20%; inception (3/1/99),
    32.09%.
o During the fiscal year ended 10/31/00, the fund paid distributions of $1.9215 per Class A, Class B and Class C share.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the less er degree of public information required to be provided by non-U.S. companies.
o The fund participates in the initial public offering (IPO) market, and a significant portion of its returns may be attributable to its investment in IPOs, which may have a magnified impact due to its relatively small asset base. As the fund's assets grow, there is no guarantee that it will continue to experience substantially similar performance by investing in IPOs.
o Investing in a single-sector mutual fund may involve greater risk and potential reward than investing in a more diversified fund.
o The fund's investment return and principal value will fluctuate, so an investor's shares (when redeemed) may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:
o The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded blue-chip stocks.
o The unmanaged Lipper Global Fund Index represents an average of the performance of global funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The unmanaged MSCI All Country (AC) World Index tracks the performance of approximately 50 countries covered by Morgan Stanley Capital International that are considered developing or emerging markets.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) represents the performance of the U.S. stock market.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

 AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NEITHER GUARANTEED
      NOR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

    This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                         AIM GLOBAL INFRASTRUCTURE FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER

                    Dear Fellow Shareholder:

                    It's an honor to address you as the AIM Funds' new chairman.
 [PHOTO OF          I feel privileged to succeed Ted Bauer, who recently retired
  Robert H.         from the funds' board and will soon retire as A I M
   Graham,          Management Group's chairman after a long, successful career
Chairman of         in the investment industry. Ted has always shown the highest
the Board of        degree of integrity and commitment to excellence, and I have
  THE FUND          always admired him. I'm also proud to be part of the team
APPEARS HERE]       that launched AIM almost 25 years ago. From the beginning,
                    AIM has been a very people-oriented, service-minded company, and I plan to carry on the tradition for our shareholders, financial advisors and employees.

                    UNCERTAIN MARKETS
                    The markets this year have been particularly volatile and confusing for many investors, especially for those who have only experienced the bull market of the 1990s. After almost a decade of double-digit returns, the S&P 500 was down 1.81% year-to-date as of October 31, 2000. But market returns in the 20% to 30% range, such as we have seen in recent years, are not typical. If you expect these kinds of returns every year, you'll be disappointed. Historically, markets decline in one out of every four years. What we're seeing now is a normal downturn.
    This appears to be a worldwide trend. Throughout 2000, overseas markets generally have been more turbulent than their U.S. counterpart.

REASONS FOR OPTIMISM
While investors may need to temper their expectations, there are plenty of reasons to be optimistic. Economic fundamentals remain strong, and many believe that the Federal Reserve Board may have succeeded in bringing the economy to a "soft landing." Gross domestic product growth slowed to 2.4% in the third quarter from the rapid pace of about 7% a year ago. With this slowdown, it seems unlikely that the Fed will raise interest rates in the near future, and stable interest rates provide a solid environment for both stocks and bonds.
    In Europe, the region's economic and investment future continues to look bright despite the weak euro. Restructuring, merger activity and tax reform bode well for European economies. In Asia, most analysts think the continuing strength of the U.S. economy will help boost Asian stock markets.

THE VALUE OF ADVICE
The current environment illustrates the value of professional money management. Knowing when to buy and sell takes expertise and discipline even in the best of markets. During downturns, many investors may be tempted to make decisions based on emotions instead of strategy. The wisest choice is to rely on a professional money manager to make these decisions for you.
    In these uncertain times, it's important to keep market volatility in perspective. Mutual fund investing should be a long-term endeavor. Remember why you're investing, whether it's for your retirement or your child's education, and think about your time frame. If you're unsure about whether your investments can meet your goals, visit your financial advisor for help.
    In the following pages, your fund's portfolio managers discuss market activity, how they managed your fund during the fiscal year and their near-term outlook. If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services Department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham
Chairman

                      -------------------------------------

                                   THE CURRENT

                                   ENVIRONMENT

                              ILLUSTRATES THE VALUE

                                 OF PROFESSIONAL

                                MONEY MANAGEMENT.

                               KNOWING WHEN TO BUY

                                 AND SELL TAKES

                                  EXPERTISE AND

                             DISCIPLINE EVEN IN THE

                                BEST OF MARKETS.

                      -------------------------------------

                         AIM GLOBAL INFRASTRUCTURE FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

AIM GLOBAL INFRASTRUCTURE FUND FAR EXCEEDS INDEXES

MARKET VOLATILITY HAS BEEN MAKING HEADLINES. HOW DID THE FUND DO?
Continuing its exceptional performance, the fund posted excellent results during the fiscal year ended October 31, 2000. Its total return at net asset value (not including sales charges) was 25.71% for Class A shares, 25.09% for Class B shares and 24.94% for Class C shares. The fund greatly outdistanced its indexes, especially the MSCI AC World Index, which produced a return of just 0.85%. The Lipper Global Fund Index returned 11.92% for the same time frame.
    This outstanding performance includes gains made during the more exuberant market of late 1999 and early 2000. During the latter part of the fiscal year, performance was affected by the sell-off in the technology sector and other market difficulties. Net assets in the fund totaled $53.54 million as the fiscal year ended.

WHAT MAJOR TRENDS HAVE AFFECTED THE MARKET?
A strong market rally in the first half of the fiscal year was followed by a choppy, downward-trending market in the second half. The major market indexes such as the S&P 500 peaked fairly early in 2000. As of the close of the fiscal year, they had not regained the levels they reached in the spring, and many, including the Dow and the S&P 500, recorded losses over the first 10 months of 2000.
    Technology stocks led the market surge in late 1999 and early 2000 as the Dow set a record in January. The tech-laden Nasdaq continued to soar to record levels well into March. Toward the end of the month, however, investors became concerned that tech stocks might be overvalued, sparking a sharp sell-off in this sector. Investors were also concerned that the Federal Reserve Board (the
Fed) might continue raising interest rates to contain inflation by slowing torrid economic growth. These concerns prompted a rush of selling that affected nearly every stock-market sector and caused extreme volatility.
    After raising interest rates in May, the Fed ceased its monetary tightening policy for the remainder of the fiscal year. Markets rallied in late May and June amid mounting evidence that economic growth was slowing, reducing the probability of additional Fed rate hikes. However, in late summer and early fall, rising oil prices, unrest in the Middle East and concern about corporate earnings converged to produce another steep market decline. A number of major corporations reported earnings disappointments in September and October, as rising oil prices and a weak euro cut into profit margins.

WHAT CHANGES DID THE FUND MAKE TO DEAL WITH THESE TRENDS?
The fund used its great flexibility to take advantage of the growth occurring in the new-economy infrastructure. In the old economy, infrastructure meant primarily roads, transportation and power plants. Today's new economy relies increasingly on communications and computing. The fund seeks out companies that are primarily in the new economy as well as companies that may be identified with the old economy but are "reinventing" themselves in the new economy. A good example is Enron, an old pipeline company which has become heavily involved in the deregulation of electricity and power markets and is performing quite well.

    Even in the new economy, computing and communications depend on power plants. Accordingly, energy remains one of our "infrastructure themes," along with e-commerce and telecommunications. At the close of the fiscal year, the fund's portfolio consisted of approximately 28% utilities, 31% technology and 25% telecommunications. While tech stocks faced some adversity in the second half of the fiscal year, careful stock selection in this sector was a plus, and we believe that in the longer perspective, technology remains an area of enormous growth potential. Old-economy sectors continue to represent substantial assets and earnings, and we remain alert to take advantage of

                      -------------------------------------

                       IN THE OLD ECONOMY, INFRASTRUCTURE

                             MEANT PRIMARILY ROADS,

                        TRANSPORTATION AND POWER PLANTS.

                           TODAY'S NEW ECONOMY RELIES

                         INCREASINGLY ON COMMUNICATIONS

                                 AND COMPUTING.

                      -------------------------------------


[ART WORK]


FUND OUTSHINES INDEXES

One-year return as of 10/31/00,
excluding sales charges
================================================================================
FUND CLASS A SHARES                25.71%

FUND CLASS B SHARES                25.09%

FUND CLASS C SHARES                24.94%

LIPPER GLOBAL FUND INDEX           11.92%

MCSI ALL COUNTRY WORLD INDEX        0.85%
================================================================================

          See important fund and index disclosures inside front cover.

                         AIM GLOBAL INFRASTRUCTURE FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


PORTFOLIO COMPOSITION

As of 10/31/00, based on total net assets

===========================================================================================================================
TOP 10 EQUITY HOLDINGS                  TOP 10 INDUSTRIES                                      TOP 10 COUNTRIES
---------------------------------------------------------------------------------------------------------------------------
 1. Vodafone Group PLC (U.K.)   7.10%    1. Telecommunications (Cellular/Wireless)   12.19%     1. United States   64.37%
 2. Enron Corp.                 7.02     2. Electric Companies                       10.68      2. United Kingdom  10.92
 3. Cisco Systems, Inc.         3.62     3. Telephone                                10.30      3. Spain            3.43
 4. SBC Communications, Inc.    3.45     4. Natural Gas                               9.80      4. Italy            3.09
 5. Juniper Networks, Inc.      3.28     5. Computers (Software & Services)           8.20      5. France           2.72
 6. AES Corp. (The)             3.16     6. Computers (Networking)                    7.66      6. Japan            2.58
 7. Verizon Communications      2.21     7. Communications Equipment                  7.24      7. Finland          1.92
 8. NTT DoCoMo, Inc. (Japan)    2.07     8. Power Producers (Independent)             4.30      8. Netherlands      1.11
 9. FPL Group, Inc.             1.97     9. Manufacturing (Diversified)               3.05      9. Canada           0.94
10. Nokia Oyj - ADR (Finland)   1.92    10. Electrical Equipment                      2.90     10. South Korea      0.92

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.
===========================================================================================================================

good investment opportunities there as they arise.

WHAT WERE THE FUND'S TOP HOLDINGS AS OF OCTOBER 31?
o Vodafone's digital mobile-phone network provides coverage for 99% of the U.K.'s population.
o Enron, North America's largest wholesaler of electricity and natural gas, provides services for managing and transporting other commodities from coal to bandwidth.
o Cisco is the worldwide leader in Internet networking, enabling people, computing devices and computer networks to access or transfer information.
o SBC Communications provides telecommunications products and services through a global network of leading brands such as Southwestern Bell and Prodigy.
o Juniper Networks provides routers and other communications equipment for Internet service providers and providers of other telecommunications services.
o AES is a large independent power producer which operates and owns electric power plants in several countries.
o Verizon, formed by the merger of Bell Atlantic and GTE, is the largest U.S. provider (and one of the world's leading providers) of wireline and wireless communications.
o NTT DoCoMo, Japan's largest and the world's third-largest provider of cellular-phone service, leads in "i-mode" phones, which provide mobile Internet service.
o FPL Group is engaged in the generation, transmission, distribution and sale of electric energy to 3.8 million customers in Florida.
o Nokia supplies mobile-phone handsets, switching systems, multimedia terminals and computer monitors for fixed and wireless telecommunications networks.

WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?
At the close of the reporting period, the economic climate appeared favorable for stocks despite often extreme market volatility. The U.S. unemployment rate was at its lowest level in three decades. Consumer spending, down for much of the second half of the fiscal year, picked up again in September. And except for higher oil prices, inflation was moderate.
    Interest rates had stabilized as the Fed had taken a respite from its monetary tightening policy. Perhaps most importantly, corporate profits, while declining, were still impressive for many companies, particularly medium-sized and smaller firms. However, because of a degree of uncertainty surrounding near-term economic, political and international trends and developments, markets may continue to be volatile.

                      -------------------------------------

                            READ THIS REPORT ONLINE!

                      Early in 2001, a new service will be

                     available--electronic delivery of fund

                     reports and prospectuses. Soon, you can

                    read the same AIM report you are reading

                        now--online. Once you sign up for

                     the service, we will send you a link to

                     the report via e-mail. If you choose to

                    receive your reports online, you will not

                      receive a paper copy by mail. You may

                   cancel the service at any time by visiting

                                  our Web site.

                          Please visit our Web site at

                        www. aimfunds.com and go to "Your

                       AIM Account." Log into your account

                        and then click on the "View Other

                         Account Options" dropdown menu

                             and select "eDelivery."

                      -------------------------------------

          See important fund and index disclosures inside front cover.

                         AIM GLOBAL INFRASTRUCTURE FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM GLOBAL INFRASTRUCTURE FUND VS. BENCHMARK INDEX

5/31/94-10/31/00
in thousands
================================================================================
                AIM Global       AIM Global
              Infrastructure   Infrastructure        MSCI All
                   Fund,            Fund,            Country
DATE          Class A Shares   Class B Shares       World Index
--------------------------------------------------------------------------------
5/31/94           9525              10000             10000
10/94             10392             10892             10574.6
10/95             10092             10525             11327.7
10/96             12008             12458             13095.3
10/97             13134             13559             15156.9
10/98             12502             12838             17090.9
10/99             15342             15678             21604.2
10/00             19286             19611             21788
                 $19286            $19611            $21788

Source: Lipper, Inc.
Past performance cannot guarantee comparable future results.
================================================================================

    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART
This chart compares your fund's Class A and Class B shares to a benchmark index. It is intended to give you an idea of how your fund performed compared to that index over the period 5/31/94-10/31/00. It is important to understand the differences between your fund and an index. An index measures the performance of a hypothetical portfolio. A market index such as the MSCI All Country World Index is unmanaged, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect the return on your investment.

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/00, including sales charges

================================================================================
CLASS A SHARES
  Inception (5/31/94)               10.77%
  5 Years                           12.73
  1 Year                            19.77*
  *25.71%, excluding sales charges

CLASS B SHARES
  Inception (5/31/94)               11.06%
  5 Years                           13.01
  1 Year                            20.09*
  *25.09%, excluding CDSC

CLASS C SHARES
  Inception (3/1/99)                23.57%
  1 Year                            23.94*
  *24.94%, excluding CDSC
================================================================================

Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and expenses. For fund performance calculations and a description of the index cited on this page, please see the inside front cover.


                         AIM GLOBAL INFRASTRUCTURE FUND

SCHEDULE OF INVESTMENTS

October 31, 2000

                                                     MARKET
                                        SHARES        VALUE
DOMESTIC STOCKS & OTHER EQUITY
  INTERESTS-64.37%

AEROSPACE/DEFENSE-2.04%

General Dynamics Corp.                     9,000   $   644,062
--------------------------------------------------------------
Northrop Grumman Corp.                     5,300       445,200
==============================================================
                                                     1,089,262
==============================================================

BROADCASTING (TELEVISION, RADIO &
  CABLE)-2.09%

Entravision Communications
  Corp.-Class A(a)                        13,500       238,781
--------------------------------------------------------------
General Motors Corp.-Class H(a)           18,500       599,400
--------------------------------------------------------------
Univision Communications Inc.-Class
  A(a)                                     7,400       283,050
==============================================================
                                                     1,121,231
==============================================================

COMMUNICATIONS EQUIPMENT-3.82%

Aether Systems, Inc.(a)                    5,200       419,250
--------------------------------------------------------------
Corning Inc.                               5,100       390,150
--------------------------------------------------------------
Efficient Networks, Inc.(a)                7,700       323,039
--------------------------------------------------------------
JDS Uniphase Corp.(a)                      3,700       301,087
--------------------------------------------------------------
Redback Networks Inc.(a)                   3,700       393,819
--------------------------------------------------------------
WJ Communications, Inc.(a)                14,500       217,500
==============================================================
                                                     2,044,845
==============================================================

COMPUTERS (HARDWARE)-1.73%

Sun Microsystems, Inc.(a)                  3,600       399,150
--------------------------------------------------------------
Sycamore Networks, Inc.(a)                 8,300       524,975
==============================================================
                                                       924,125
==============================================================

COMPUTERS (NETWORKING)-7.66%

Cisco Systems, Inc.(a)                    35,968     1,937,776
--------------------------------------------------------------
Juniper Networks, Inc.(a)                  9,000     1,755,000
--------------------------------------------------------------
VeriSign, Inc.(a)                          3,100       409,200
==============================================================
                                                     4,101,976
==============================================================

COMPUTERS (PERIPHERALS)-1.96%

Brocade Communications Systems,
  Inc.(a)                                  2,700       613,912
--------------------------------------------------------------
EMC Corp.(a)                               4,900       436,406
==============================================================
                                                     1,050,318
==============================================================

COMPUTERS (SOFTWARE & SERVICES)-7.46%

Ariba, Inc.(a)                             4,900       619,237
--------------------------------------------------------------
BEA Systems, Inc.(a)                       9,300       667,275
--------------------------------------------------------------
i2 Technologies, Inc.(a)                   5,300       901,000
--------------------------------------------------------------
Oracle Corp.(a)                           13,400       442,200
--------------------------------------------------------------
StorageNetworks, Inc.(a)                   6,400       406,000
--------------------------------------------------------------
VERITAS Software Corp.(a)                  6,800       958,906
==============================================================
                                                     3,994,618
==============================================================

ELECTRIC COMPANIES-5.76%

FPL Group, Inc.                           16,000     1,056,000
--------------------------------------------------------------
Montana Power Co. (The)                   21,200       598,900
--------------------------------------------------------------
Pinnacle West Capital Corp.               21,000       912,188
--------------------------------------------------------------
SEI Trust I-Series A, $3.13 Conv.
  Pfd.                                     3,700       225,006
--------------------------------------------------------------

                                                     MARKET
                                        SHARES        VALUE
ELECTRIC COMPANIES-(CONTINUED)

Southern Energy, Inc.(a)                  10,600   $   288,850
==============================================================
                                                     3,080,944
==============================================================

ELECTRICAL EQUIPMENT-2.90%

Active Power, Inc.(a)                     14,000       533,750
--------------------------------------------------------------
Capstone Turbine Corp.(a)                 14,100       782,550
--------------------------------------------------------------
General Electric Co.                       4,300       235,694
==============================================================
                                                     1,551,994
==============================================================

ELECTRONICS (DEFENSE)-0.93%

Raytheon Co.-Class B                      14,600       499,138
==============================================================

ELECTRONICS (INSTRUMENTATION)-0.68%

Proton Energy Systems, Inc.(a)            13,700       366,475
==============================================================

ELECTRONICS (SEMICONDUCTORS)-1.43%

Analog Devices, Inc.(a)                    5,000       325,000
--------------------------------------------------------------
Vitesse Semiconductor Corp.(a)             6,300       440,606
==============================================================
                                                       765,606
==============================================================

ENGINEERING & CONSTRUCTION-0.64%

Quanta Services, Inc.(a)                  11,000       341,688
==============================================================

NATURAL GAS-9.80%

Dynegy Inc.-Class A                       10,700       495,544
--------------------------------------------------------------
El Paso Energy Corp.                      13,000       814,938
--------------------------------------------------------------
Enron Corp.                               45,800     3,758,463
--------------------------------------------------------------
TNPC, Inc.(a)                             10,700       177,888
==============================================================
                                                     5,246,833
==============================================================

OIL & GAS (EXPLORATION &
  PRODUCTION)-0.62%

Apache Corp.                               6,000       331,875
==============================================================

POWER PRODUCERS (INDEPENDENT)-4.30%

AES Corp. (The)(a)                        29,976     1,693,644
--------------------------------------------------------------
Calpine Capital Trust III-$2.50 Conv.
  Pfd. (Acquired 08/03/00; Cost
  $550,000)(b)                            11,000       610,500
==============================================================
                                                     2,304,144
==============================================================

SERVICES (COMMERCIAL &
  CONSUMER)-0.77%

Convergys Corp.(a)                         9,500       413,844
==============================================================

TELECOMMUNICATIONS
  (CELLULAR/WIRELESS)-2.90%

Level 3 Communications, Inc.(a)            6,000       286,125
--------------------------------------------------------------
Phone.com, Inc.(a)                        10,900     1,008,931
--------------------------------------------------------------
Western Wireless Corp.-Class A(a)          5,400       256,500
==============================================================
                                                     1,551,556
==============================================================

TELEPHONE-6.88%

Broadwing Inc.(a)                         11,700       330,525
--------------------------------------------------------------
Qwest Communications International
  Inc.(a)                                  6,600       320,925
--------------------------------------------------------------
SBC Communications Inc.                   32,000     1,846,000
--------------------------------------------------------------

                                                     MARKET
                                        SHARES        VALUE
TELEPHONE-6.88%-(CONTINUED)

Verizon Communications                    20,500   $ 1,185,156
==============================================================
                                                     3,682,606
==============================================================
    Total Domestic Stocks & Other
      Equity Interests (Cost
      $22,242,544)                                  34,463,078
==============================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-30.03%

BERMUDA-0.12%

Global Crossing Ltd., $17.50 Conv.
  Pfd.
  (Telecommunications-Cellular/Wireless)
  (Acquired 12/09/99, Cost
  $100,000)(b)                               400        63,600
==============================================================

BRAZIL-0.76%

Companhia Paranaense de
  Energia-Copel-ADR (Electric
  Companies)                              45,000       407,812
==============================================================

CANADA-0.94%

Nortel Networks Corp. (Communications
  Equipment)                               6,600       300,300
--------------------------------------------------------------
Stuart Energy Systems (Engineering &
  Construction)(a)                        13,300       201,159
==============================================================
                                                       501,459
==============================================================

FINLAND-1.92%

Nokia Oyj-ADR (Communications
  Equipment)                              24,000     1,026,000
==============================================================

FRANCE-2.72%

Suez Lyonnaise des Eaux S.A.
  (Manufacturing-Diversified)              3,650       556,944
--------------------------------------------------------------
Total Fina Elf S.A.
  (Oil-International Integrated)           1,700       243,240
--------------------------------------------------------------
Vivendi S.A.
  (Manufacturing-Diversified)              9,100       654,114
==============================================================
                                                     1,454,298
==============================================================

GERMANY-0.79%

E.On A.G.
  (Manufacturing-Diversified)(a)           8,320       422,940
==============================================================

ISRAEL-0.74%

Check Point Software Technologies
  Ltd. (Computers-Software &
  Services)(a)                             2,500       395,937
==============================================================

ITALY-3.09%

ACEA S.p.A. (Water Utilities)             72,800       966,266
--------------------------------------------------------------
Telecom Italia S.p.A. (Telephone)        126,300       687,053
==============================================================
                                                     1,653,319
==============================================================

                                                     MARKET
                                        SHARES        VALUE
JAPAN-2.58%

Nippon Telegraph & Telephone Corp.
  (Telecommunications-Long Distance)          30   $   273,015
--------------------------------------------------------------
NTT DoCoMo, Inc.
  (Telecommunications-Cellular/
  Wireless)                                   45     1,109,380
==============================================================
                                                     1,382,395
==============================================================

NETHERLANDS-1.10%

Versatel Telecom International N.V.
  (Telecommunications-Long
  Distance)(a)                            30,000       591,933
==============================================================

SOUTH KOREA-0.92%

Pohang Iron & Steel Co. Ltd.-ADR
  (Iron & Steel)                          31,200       493,350
==============================================================

SPAIN-3.43%

Endesa S.A. (Electric Companies)          11,600       189,011
--------------------------------------------------------------
Endesa S.A.-ADR (Electric Companies)      39,600       660,825
--------------------------------------------------------------
Telefonica S.A. (Telephone)(a)            22,700       432,870
--------------------------------------------------------------
Union Electrica Fenosa, S.A.
  (Electric Companies)                    30,000       554,763
==============================================================
                                                     1,837,469
==============================================================

UNITED KINGDOM-10.92%

Bookham Technology PLC
  (Communications Equipment)(a)           15,400       507,157
--------------------------------------------------------------
COLT Telecom Group PLC (Telephone)(a)     15,800       504,507
--------------------------------------------------------------
Jazztel PLC-ADR (Telephone)(a)            11,800       208,713
--------------------------------------------------------------
National Grid Group PLC (Electric
  Companies)                              95,060       824,371
--------------------------------------------------------------
Vodafone Group PLC
  (Telecommunications-Cellular/Wireless)   913,891   3,803,513
==============================================================
                                                     5,848,261
==============================================================
    Total Foreign Stocks & Other
      Equity
      Interests (Cost $10,143,907)                  16,078,773
==============================================================

MONEY MARKET FUNDS-5.41%

STIC Liquid Assets Portfolio(c)        1,447,370     1,447,370
--------------------------------------------------------------
STIC Prime Portfolio(c)                1,447,370     1,447,370
==============================================================
    Total Money Market Funds
      (Cost $2,894,740)                              2,894,740
==============================================================
TOTAL INVESTMENTS-99.81% (Cost
  $35,281,191)                                      53,436,591
==============================================================
OTHER ASSETS LESS LIABILITIES-0.19%                     99,061
==============================================================
NET ASSETS-100.00%                                 $53,535,652
______________________________________________________________
==============================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Conv. - Convertible
Ltd.  - Limited
Pfd.  - Preferred

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 10/31/00 was $674,100 which represents 1.26% of the Fund's net assets.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000

ASSETS:

Investments, at market value (cost $35,281,191)  $53,436,591
------------------------------------------------------------
Foreign currencies, at value (cost $195,633)         197,544
------------------------------------------------------------
Receivables for:
  Investments sold                                   156,625
------------------------------------------------------------
  Fund shares sold                                    19,187
------------------------------------------------------------
  Dividends                                           87,502
------------------------------------------------------------
Collateral for securities loaned                   2,374,729
------------------------------------------------------------
Other assets                                           7,362
============================================================
    Total assets                                 $56,279,540
============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                             181,744
------------------------------------------------------------
  Collateral upon return of securities loaned      2,374,729
------------------------------------------------------------
Accrued advisory fees                                 21,144
------------------------------------------------------------
Accrued administrative services fees                   4,235
------------------------------------------------------------
Accrued distribution fees                             37,768
------------------------------------------------------------
Accrued trustees' fees                                   888
------------------------------------------------------------
Accrued transfer agent fees                           15,920
------------------------------------------------------------
Accrued operating expenses                           107,460
============================================================
    Total liabilities                              2,743,888
============================================================
Net assets applicable to shares outstanding      $53,535,652
____________________________________________________________
============================================================

NET ASSETS:

Class A                                          $24,745,356
____________________________________________________________
============================================================
Class B                                          $28,378,220
____________________________________________________________
============================================================
Class C                                          $   412,076
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                            1,343,110
____________________________________________________________
============================================================
Class B                                            1,590,458
____________________________________________________________
============================================================
Class C                                               23,128
____________________________________________________________
============================================================
Class A:
  Net asset value and redemption price per
    share                                        $     18.42
------------------------------------------------------------
Offering price per share:
    (Net asset value of $18.42 divided by
      95.25%)                                    $     19.34
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share   $     17.84
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share   $     17.82
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 2000

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $34,576)                                       $   451,954
------------------------------------------------------------
Dividends from affiliated money market funds         200,113
------------------------------------------------------------
Interest                                              21,916
------------------------------------------------------------
Security lending income                               33,273
============================================================
    Total investment income                          707,256
============================================================

EXPENSES:

Advisory fees                                        551,358
------------------------------------------------------------
Administrative services fees                          50,000
------------------------------------------------------------
Custodian fees                                        28,631
------------------------------------------------------------
Distribution fees -- Class A                         127,803
------------------------------------------------------------
Distribution fees -- Class B                         307,927
------------------------------------------------------------
Distribution fees -- Class C                           1,909
------------------------------------------------------------
Transfer agent fees                                  155,887
------------------------------------------------------------
Trustees' fees                                         8,845
------------------------------------------------------------
Other                                                172,656
============================================================
    Total expenses                                 1,405,016
============================================================
Less: Fees waived                                   (116,307)
------------------------------------------------------------
    Expenses paid indirectly                          (1,396)
============================================================
    Net expenses                                   1,287,313
============================================================
Net investment income (loss)                        (580,057)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FUTURES CONTRACTS AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           10,147,564
------------------------------------------------------------
  Foreign currencies                                 (66,282)
------------------------------------------------------------
  Futures contracts                                  (38,703)
------------------------------------------------------------
  Option contracts written                            38,001
============================================================
                                                  10,080,580
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                            1,683,622
------------------------------------------------------------
  Foreign currencies                                  (3,494)
============================================================
                                                   1,680,128
============================================================
Net gain on investment securities, foreign
  currencies, futures contracts and option
  contracts                                       11,760,708
============================================================
Net increase in net assets resulting from
  operations                                     $11,180,651
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2000 and 1999

                                                                 2000            1999
                                                              -----------    ------------
OPERATIONS:

  Net investment income (loss)                                $  (580,057)   $    (65,857)
-----------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, futures contracts and option contracts         10,080,580       5,560,967
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies and futures contracts        1,680,128       5,993,037
=========================================================================================
    Net increase in net assets resulting from operations       11,180,651      11,488,147
=========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                              --         (90,183)
-----------------------------------------------------------------------------------------
  Advisor Class*                                                       --         (56,937)
-----------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                      (2,273,919)     (1,403,586)
-----------------------------------------------------------------------------------------
  Class B                                                      (2,931,748)     (1,925,203)
-----------------------------------------------------------------------------------------
  Class C                                                          (1,316)             --
-----------------------------------------------------------------------------------------
  Advisor Class*                                                   (2,002)       (392,100)
-----------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       1,980,892      (6,581,799)
-----------------------------------------------------------------------------------------
  Class B                                                          30,946     (11,163,548)
-----------------------------------------------------------------------------------------
  Class C                                                         450,664          14,334
-----------------------------------------------------------------------------------------
  Advisor Class*                                                  (22,973)     (7,642,305)
=========================================================================================
    Net increase (decrease) in net assets                       8,411,195     (17,753,180)
=========================================================================================

NET ASSETS:

  Beginning of year                                            45,124,457      62,877,637
=========================================================================================
  End of year                                                 $53,535,652    $ 45,124,457
_________________________________________________________________________________________
=========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $27,414,002    $ 22,848,512
-----------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies, futures contracts and
    option contracts                                            7,972,318       5,806,741
-----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                         18,149,332      16,469,204
=========================================================================================
                                                              $53,535,652    $ 45,124,457
_________________________________________________________________________________________
=========================================================================================

* Advisor Class shares were converted to Class A shares effective as of the close of business on February 11, 2000.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Infrastructure Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. The Fund formerly offered Advisor Class shares; however, as of the close of business on February 11, 2000 the Advisor Class shares were converted to Class A shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares were sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is long-term growth of capital. At a meeting held on May 23 and 24, 2000, the Board of Trustees approved a restructuring of the Fund to eliminate the master-feeder structure. The Fund, which had invested substantially all of its investable assets in the Global Infrastructure Portfolio (the "Portfolio"), a Delaware business trust, would now invest directly in the securities in which the Portfolio had invested. The restructuring of the Fund was approved by Shareholders of the Fund at a meeting held on September 1, 2000 and was completed on September 8, 2000.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2000, undistributed net investment income was increased by $580,057, undistributed net realized gains decreased by $2,706,018 and paid in capital increased by $2,125,961 as a result of book/tax differences due to utilization of a portion of the proceeds from redemptions as distributions for federal income tax purposes, foreign currency transactions and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
H. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.
I. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit total annual operating expenses (excluding interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to offset arrangements, if any) for Class A, Class B and Class C shares to 2.00%, 2.50% and 2.50%, respectively. During the year ended October 31, 2000, AIM waived fees of $116,307.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2000, AIM was paid $50,000 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 2000, AFS was paid $103,999 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $127,803, $307,927 and $1,909, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $9,122 from sales of the Class A shares of the Fund during the year ended October 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2000, AIM Distributors received $6,965 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $654 and reductions in custodian fees of $742 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $1,396.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities.
  At October 31, 2000, securities with an aggregate value of $2,328,166 were on loan to brokers. The loans were secured by cash collateral of $2,374,729 received by the Fund. For the year ended October 31, 2000, the Fund received fees of $33,273 for securities lending.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2000 was $34,698,925 and $39,280,658, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $ 19,709,582
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (1,554,182)
=========================================================
Net unrealized appreciation of investment
  securities                                 $ 18,155,400
_________________________________________________________
=========================================================
Investments have the same cost for tax and financial
  statement purposes.

NOTE 7-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2000 are summarized as follows:

                                   CALL OPTION CONTRACTS
                                   ----------------------
                                   NUMBER OF    CONTRACTS
                                   PREMIUMS     RECEIVED
                                   ---------    ---------
Beginning of year                      --       $     --
---------------------------------------------------------
Written                               135         53,593
---------------------------------------------------------
Closed                               (135)       (53,593)
=========================================================
End of year                            --       $     --
_________________________________________________________
=========================================================

NOTE 8-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2000 and 1999 were as follows:

                                                                        2000                         1999
                                                              ------------------------    --------------------------
                                                               SHARES        AMOUNT         SHARES         AMOUNT
                                                              --------    ------------    ----------    ------------
Sold:
  Class A                                                      661,981    $ 12,809,797       162,299    $  2,474,900
--------------------------------------------------------------------------------------------------------------------
  Class B                                                      222,164       4,334,670        80,398       1,180,744
--------------------------------------------------------------------------------------------------------------------
  Class C*                                                      32,764         654,226           976          14,334
--------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                    1              15        29,602         453,399
====================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                      128,271       2,153,369       102,312       1,428,280
--------------------------------------------------------------------------------------------------------------------
  Class B                                                      164,254       2,682,268       126,907       1,737,353
--------------------------------------------------------------------------------------------------------------------
  Class C*                                                          81           1,316            --              --
--------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                   51             875        32,402         459,131
====================================================================================================================
Issued in connection with acquisitions:***
  Class A                                                        1,119          23,863            --              --
--------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                 (1,094)        (23,863)           --              --
====================================================================================================================
Reacquired:
  Class A                                                     (670,570)    (13,006,137)     (701,304)    (10,484,979)
--------------------------------------------------------------------------------------------------------------------
  Class B                                                     (372,887)     (6,985,992)     (963,484)    (14,081,645)
--------------------------------------------------------------------------------------------------------------------
  Class C*                                                     (10,693)       (204,878)           --              --
--------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                   --              --      (544,836)     (8,554,835)
====================================================================================================================
                                                               155,442    $  2,439,529    (1,674,728)   $(25,373,318)
____________________________________________________________________________________________________________________
====================================================================================================================

*   Class C shares commenced sales on March 1, 1999.
** Advisor Class share activity for the period November 1, 1999 through February 11, 2000 (date of conversion).
*** Effective as of the close of business February 11, 2000, pursuant to approval by the Board of Trustees on November 3, 1999, all outstanding shares of Advisor Class shares were converted to Class A shares of the fund.

NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      CLASS A
                                                                ---------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                                ---------------------------------------------------
                                                                2000(a)     1999      1998(a)    1997(a)    1996(a)
                                                                -------    -------    -------    -------    -------
Net asset value, beginning of period                            $16.33     $ 14.18    $15.01     $14.42     $ 12.11
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.15)         --      0.07      (0.01)      (0.03)
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   4.16        3.07     (0.79)      1.32        2.34
===================================================================================================================
    Total from investment operations                              4.01        3.07     (0.72)      1.31        2.31
===================================================================================================================
Less distributions:
  Dividends from net investment income                              --       (0.07)       --         --          --
-------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (1.92)      (0.85)    (0.11)     (0.72)         --
===================================================================================================================
    Total distributions                                          (1.92)      (0.92)    (0.11)     (0.72)         --
===================================================================================================================
Net asset value, end of period                                  $18.42     $ 16.33    $14.18     $15.01     $ 14.42
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(b)                                                  25.71%      22.72%    (4.82)%     9.38%      19.08%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $24,745     $19,958   $23,531    $38,281     $38,397
===================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                2.00%(c)    2.00%     1.99%      2.00%       2.14%
-------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             2.21%(c)    2.22%     2.23%      2.08%       2.25%
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets      (0.75)%(c)   0.09%     0.52%     (0.09)%     (0.19)%
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate                                             66%         49%       96%        41%         41%
___________________________________________________________________________________________________________________
===================================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include sales charges.
(c) Ratios are based on average daily net assets of $25,566,123.

                                                                                    CLASS B
                                                              ---------------------------------------------------
                                                                            YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------------------
                                                              2000(a)    1999(a)    1998(a)    1997(a)    1996(a)
                                                              -------    -------    -------    -------    -------
Net asset value, beginning of period                          $ 15.94    $ 13.87    $ 14.75    $ 14.24    $ 12.03
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.24)     (0.06)        --      (0.09)     (0.09)
-----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  4.06       2.98      (0.77)      1.32       2.30
=================================================================================================================
    Total from investment operations                             3.82       2.92      (0.77)      1.23       2.21
=================================================================================================================
Less distributions from net realized gains                      (1.92)     (0.85)     (0.11)     (0.72)        --
=================================================================================================================
Net asset value, end of period                                $ 17.84    $ 15.94    $ 13.87    $ 14.75    $ 14.24
_________________________________________________________________________________________________________________
=================================================================================================================
Total return(b)                                                 25.09%     22.03%     (5.31)%     8.83%     18.37%
_________________________________________________________________________________________________________________
=================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $28,378    $25,134    $32,349    $57,199    $53,678
_________________________________________________________________________________________________________________
=================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.50%(c)   2.50%      2.49%      2.50%      2.64%
-----------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.71%(c)   2.72%      2.73%      2.58%      2.75%
=================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.25)%(c) (0.41)%     0.02%     (0.59)%    (0.69)%
_________________________________________________________________________________________________________________
=================================================================================================================
Portfolio turnover rate                                            66%        49%        96%        41%        41%
_________________________________________________________________________________________________________________
=================================================================================================================

(a)Calculated using average shares outstanding.
(b)Does not include contingent deferred sales charges.
(c)Ratios are based on average daily net assets of $30,792,736.

                                                                        CLASS C
                                                              ----------------------------
                                                                             MARCH 1, 1999
                                                                              (DATE SALES
                                                              YEAR ENDED     COMMENCED) TO
                                                              OCTOBER 31,     OCTOBER 31,
                                                                2000(a)         1999(a)
                                                              -----------    -------------
Net asset value, beginning of period                            $15.94          $13.99
------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.24)          (0.03)
------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          4.04            1.98
==========================================================================================
    Total from investment operations                              3.80            1.95
==========================================================================================
Less distributions from net realized gains                       (1.92)             --
==========================================================================================
Net asset value, end of period                                  $17.82          $15.94
__________________________________________________________________________________________
==========================================================================================
Total return(b)                                                  24.94%          13.94%
__________________________________________________________________________________________
==========================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $  412          $   16
__________________________________________________________________________________________
==========================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                2.50%(c)        2.50%(d)
------------------------------------------------------------------------------------------
  Without fee waivers                                             2.71%(c)        2.72%(d)
==========================================================================================
Ratio of net investment income (loss) to average net assets      (1.25)%(c)      (0.41)%(d)
__________________________________________________________________________________________
==========================================================================================
Portfolio turnover rate                                             66%             49%
__________________________________________________________________________________________
==========================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $190,872.
(d) Annualized.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Shareholders of AIM Global Infrastructure Fund and Board of Trustees of AIM Investment Funds

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Infrastructure Fund at October 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                       PRICEWATERHOUSECOOPERS LLP

                       Boston, Massachusetts
                       December 18, 2000

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Global Infrastructure Fund (the "Fund"), an investment portfolio of AIM Investment Funds, a Delaware business trust (the "Trust"), was held on September 1, 2000. The meeting was held for the following purposes:

(1) To approve a new Investment Advisory Agreement for the Fund.

(2) To approve changing the fundamental investment restrictions of the Fund.

(3) To approve making the investment objective of the Fund non-fundamental.

(4) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of the Fund for the fiscal year ending in 2000.

     The results of the voting on the above matters were as follows:

                                                                                   VOTES     WITHHELD/
        MATTER                                                        VOTES FOR   AGAINST   ABSTENTIONS
        ------                                                        ---------   -------   -----------
(1)     Approval of a new Investment Advisory Agreement.............  1,572,427   26,525       72,464
(2)(a)  Modification of Fundamental Restriction on Portfolio
        Diversification.............................................  1,206,125   39,097      426,194*
(2)(b)  Modification of Fundamental Restriction on Issuing Senior
        Securities and Borrowing Money..............................  1,196,848   47,129      427,439*
(2)(c)  Modification of Fundamental Restriction on Underwriting
        Securities..................................................  1,205,889   40,164      425,363*
(2)(d)  Modification to or addition of Fundamental Restriction on
        Industry Concentration......................................  1,204,326   42,347      424,743*
(2)(e)  Modification of Fundamental Restriction on Real Estate
        Investments.................................................  1,203,791   45,913      421,712*
(2)(f)  Modification of Fundamental Restriction on Purchasing or
        Selling Commodities.........................................  1,196,282   48,177      426,957*
(2)(g)  Modification of Fundamental Restriction on Making Loans.....  1,197,324   48,058      426,034*
(2)(h)  Modification of Fundamental Policy on Investment in
        Investment Companies........................................  1,202,696   44,004      424,716*
(3)     Approval of Making the Investment Objective of the Fund
        Non-Fundamental.............................................  1,180,336   61,442      429,638*
(4)     Ratification of the selection of PricewaterhouseCoopers LLP
        as Independent Public Accountants of the Fund...............  1,580,147   22,849       68,420

---------------

* Includes Broker Non-Votes

---------------

Effective September 30, 2000, Charles T. Bauer retired from his positions as an officer and trustee of the Trust and Robert H. Graham succeeded Mr. Bauer as Chairman of the Board.

BOARD OF TRUSTEES                               OFFICERS                                  OFFICE OF THE FUND
C. Derek Anderson                               Robert H. Graham                          11 Greenway Plaza
Senior Managing Partner, Plantagenet Capital    Chairman and President                    Suite 100
Management, LLC (an investment                                                            Houston, TX 77046
partnership); Chief Executive Officer,          Dana R. Sutton
Plantagenet Holdings, Ltd.                      Vice President and Treasurer              INVESTMENT MANAGER
(an investment banking firm)
                                                Melville B. Cox                           A I M Advisors, Inc.
Frank S. Bayley                                 Vice President                            11 Greenway Plaza
Partner, law firm of                                                                      Suite 100
Baker & McKenzie                                Gary T. Crum                              Houston, TX 77046
                                                Vice President
Robert H. Graham                                                                          TRANSFER AGENT
President and Chief Executive Officer,          Carol F. Relihan
A I M Management Group Inc.                     Vice President and Secretary              A I M Fund Services, Inc.
                                                                                          P.O. Box 4739
Ruth H. Quigley                                 Mary J. Benson                            Houston, TX 77210-4739
Private Investor                                Assistant Vice President and
                                                Assistant Treasurer                       CUSTODIAN

                                                Sheri Morris                              State Street Bank and Trust Company
                                                Assistant Vice President and              225 Franklin Street
                                                Assistant Treasurer                       Boston, MA 02110

                                                Nancy L. Martin                           COUNSEL TO THE FUND
                                                Assistant Secretary
                                                                                          Kirkpatrick & Lockhart LLP
                                                Ofelia M. Mayo                            1800 Massachusetts Avenue, N.W.
                                                Assistant Secretary                       Washington, D.C. 20036-1800

                                                Kathleen J. Pflueger                      COUNSEL TO THE TRUSTEES
                                                Assistant Secretary
                                                                                          Paul, Hastings, Janofsky & Walker LLP
                                                                                          Twenty Third Floor
                                                                                          555 South Flower Street
                                                                                          Los Angeles, CA 90071

                                                                                          DISTRIBUTOR

                                                                                          A I M Distributors, Inc.
                                                                                          11 Greenway Plaza
                                                                                          Suite 100
                                                                                          Houston, TX 77046

                                                                                          AUDITORS

                                                                                          PricewaterhouseCoopers LLP
                                                                                          160 Federal Street
                                                                                          Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended October 31, 2000, 29.13% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $5,717,743 for the Fund's tax year ended October 31, 2000 of which 100% is 20% rate gain.

                      -------------------------------------

                            THE AMOUNT OF INVESTMENT

                           RISK YOU UNDERTAKE DEPENDS

                            ON SEVERAL FACTORS: YOUR

                           FINANCIAL OBJECTIVES, YOUR

                             RISK TOLERANCE AND YOUR

                                  TIME HORIZON.

                      -------------------------------------


THE AIM FUNDS RISK SPECTRUM

On the back cover of this fund report, you'll find the funds in the AIM family divided into the following categories: sector, international/global, domestic, taxable and tax-free. You'll also notice that the funds in each category are listed from more aggressive to more conservative.
    Within each category of this risk spectrum, we assessed each fund on the basis of three factors: its holdings, volatility patterns and diversification. From that assessment, we assigned a degree of risk to each fund and ordered them accordingly.
    Mutual funds typically invest in stocks, bonds or money market instruments, each with varying levels of potential risk and reward. Generally, the riskier the investment, the greater the potential reward.

o Stock funds usually offer the most upside potential, but they also carry the greatest risk. Funds that invest in large, well-established companies generally have lower risk/reward potential than funds that invest in small, fast-growing companies.

o Funds that invest in a broad range of industries are considered more diversified and less risky--and potentially less rewarding--than funds that invest in a single sector, such as technology.

o Funds that invest in international markets tend to have higher risk/reward potential than those that invest solely in domestic securities.

o Bond funds are generally considered safer and therefore potentially less rewarding than stock funds. Funds that invest in U.S. Treasury securities typically have lower risk/reward potential than funds that invest in higher-yielding junk bonds.

o Money market funds, while considered extremely safe, typically produce lower returns than stock and bond funds. Moreover, it is possible that a money market fund's returns will not keep pace with inflation.

    The amount of investment risk you undertake depends on several factors: your financial objectives, your risk tolerance and your time horizon. Are you saving for your later years or are you investing to buy a large item, like a car or a house, soon? Are you a young adult early in your work life, or are you approaching retirement?
    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you may need to be more conservative to meet your goal.
    Because these factors change over time, it's a good idea to reassess your portfolio periodically to make sure it still meets your needs. Your financial advisor can help you figure out if your portfolio is right where it should be or if it could use some fine-tuning.
    In assessing your investments, remember to keep diversification in mind. Such a strategy, where you spread your investments over several types of mutual funds, may help mitigate volatility and/or risk in your portfolio because not all investments behave the same way at the same time.
    AIM has a large selection of mutual funds to choose from. See your financial advisor for insight into which ones would best fit in your portfolio.

                 THE AIM FAMILY OF FUNDS--Registered Trademark--


                          EQUITY FUNDS

DOMESTIC EQUITY FUNDS              INTERNATIONAL/GLOBAL EQUITY FUNDS            A I M Management Group Inc. has provided
                                                                                leadership in the mutual fund industry
       MORE AGGRESSIVE                    MORE AGGRESSIVE                       since 1976 and managed approximately
                                                                                $183 billion in assets for more than eight
AIM Small Cap Opportunities(1)     AIM Latin American Growth                    million shareholders, including
AIM Mid Cap Opportunities(2)       AIM Developing Markets                       individual investors, corporate clients
AIM Large Cap Opportunities(3)     AIM European Small Company                   and financial institutions, as of
AIM Emerging Growth                AIM Asian Growth                             September 30, 2000.
AIM Small Cap Growth(4)            AIM Japan Growth                                 The AIM Family of Funds--Registered
AIM Aggressive Growth              AIM International Emerging Growth            Trademark-- is distributed nationwide,
AIM Mid Cap Growth                 AIM European Development                     and AIM today is the eighth-largest
AIM Small Cap Equity               AIM Euroland Growth                          mutual fund complex in the United States
AIM Capital Development            AIM Global Aggressive Growth                 in assets under management, according to
AIM Constellation                  AIM International Equity                     Strategic Insight, an independent mutual
AIM Dent Demographic Trends        AIM Advisor International Value              fund monitor.
AIM Select Growth                  AIM Global Trends                                AIM is a subsidiary of AMVESCAP PLC,
AIM Large Cap Growth               AIM Global Growth                            one of the world's largest independent
AIM Weingarten                                                                  financial services companies with $414
AIM Mid Cap Equity                       MORE CONSERVATIVE                      billion in assets under management as of
AIM Value II                                                                    September 30, 2000.
AIM Charter                        SECTOR EQUITY FUNDS
AIM Value
AIM Blue Chip                             MORE AGGRESSIVE
AIM Basic Value
AIM Large Cap Basic Value          AIM New Technology
AIM Balanced                       AIM Global Telecommunications and Technology
AIM Advisor Flex                   AIM Global Resources
                                   AIM Global Financial Services
      MORE CONSERVATIVE            AIM Global Health Care
                                   AIM Global Consumer Products and Services
                                   AIM Global Infrastructure
                                   AIM Advisor Real Estate
                                   AIM Global Utilities
                                         MORE CONSERVATIVE

                      FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS         TAX-FREE FIXED-INCOME FUNDS

       MORE AGGRESSIVE                    MORE AGGRESSIVE

AIM Strategic Income               AIM High Income Municipal
AIM High Yield II                  AIM Tax-Exempt Bond of Connecticut
AIM High Yield                     AIM Municipal Bond
AIM Income                         AIM Tax-Free Intermediate
AIM Global Income                  AIM Tax-Exempt Cash
AIM Floating Rate(5)
AIM Intermediate Government              MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

      MORE CONSERVATIVE

The AIM Risk Spectrum illustrates equity and fixed-income funds from more aggressive to more conservative. When assessing the degree of risk, three factors were considered: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. (1) AIM Small Cap Opportunities Fund closed to new investors Nov. 4, 1999. (2) AIM Mid Cap Opportunities Fund closed to new investors March 21, 2000. (3) AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (4) AIM Small Cap Growth Fund closed to new investors Nov. 8, 1999. (5) AIM Floating Rate Fund was restructured to offer multiple share classes April 3, 2000. Existing shares were converted to Class B shares, and Class C shares commenced offering.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus. If used as sales material after Jan. 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter end.

[DALBAR LOGO APPEARS HERE]                               [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--

                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

A I M Distributors, Inc.                                                GIF-AR-1